Exhibit 10.2

FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
THIS FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of September 7, 2016, is by and among ADVANCED MICRO DEVICES, INC., a Delaware corporation (“Parent”), AMD INTERNATIONAL SALES & SERVICE, LTD., a Delaware corporation (“AMDISS”; together with Parent each, individually, a “Borrower” and, collectively, the “Borrowers”), ATI TECHNOLOGIES ULC, an Alberta unlimited liability corporation (the “Canadian Guarantor” and together with the Borrowers, the “Obligors”), the Lenders (as defined below) party hereto, and BANK OF AMERICA, N.A., as agent for the Lenders (in such capacity, the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement (defined below).
W I T N E S S E T H
WHEREAS, the Obligors, certain banks and financial institutions from time to time party thereto (the “Lenders”), and the Agent are parties to that certain Amended and Restated Loan and Security Agreement dated as of April 14, 2015 (as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of June 10, 2015, that certain Second Amendment to Amended and Restated Loan and Security Agreement dated as of April 29, 2016, and that certain Third Amendment to Amended and Restated Loan and Security Agreement dated as of June 21, 2016, and as the same may be further amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Loan Agreement”); and
WHEREAS, the Obligors have requested, and the Agent and Lenders party hereto have agreed to, subject to the terms and conditions hereof, an amendment of certain provisions of the Loan Agreement, as set forth herein.
NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
AMENDMENTS TO LOAN AGREEMENT
1.1    Amendment to Definitions.
(a)    The definition of “Borrowing Base Reporting Date” in Section 1.1 of the Loan Agreement is hereby amended so that it reads, in its entirety, as follows:
“Borrowing Base Reporting Date”: (a) during any period that is not an Increased Reporting Period, the 20th calendar day after each of (i) the end of each Fiscal Quarter of the Parent and (ii) the end of each Fiscal Month of Parent in which Revolver Usage was at any time $25,000,000 or more for three consecutive Business Days (and solely for the Fiscal Month ending September 30, 2016, eight consecutive Business Days) ending at any time during such Fiscal Month, and the end of the Fiscal Month immediately thereafter, and (b) during any Increased Reporting Period, (i) with respect to Borrowing Base Certificates, every other Thursday (i.e., bi-weekly), commencing on Thursday of the week immediately following the week in which the Increased Reporting Period begins and (ii) with respect to deliverables under Section 8.2.1, Thursday of each week, commencing on Thursday of the week immediately following the week in which the Increased Reporting Period begins.

(b)    The definition of “Qualified Factor Arrangement” in Section 1.1 of the Loan Agreement is hereby amended to replace the “$165,000,000” therein with “$220,000,000.”
1.2    Amendment to Information Reporting Covenants. Section 10.1.2(g) of the Loan Agreement is hereby amended to replace the phrase “three (3) Business Days’” therein with “one (1) Business Day.”
ARTICLE II
CONDITIONS TO EFFECTIVENESS
2.1    Closing Conditions. This Amendment shall become effective as of the day and year set forth above (the “Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Agent):
(a)    Executed Amendment. The Agent shall have received a copy of this Amendment duly executed by each of the Obligors, the Required Lenders and the Agent.
(b)    Default. Before and after giving effect to this Amendment, no Default or Event of Default shall exist.
(c)    Amendment Fee. The Agent shall have received from the Borrowers, for the account of each of the Lenders that executes this Amendment on or before September 8, 2016, an amendment fee in an aggregate amount equal to $35,000.
ARTICLE III
MISCELLANEOUS
3.1    Amended Terms. On and after the Amendment Effective Date, all references to the Loan Agreement in each of the Loan Documents shall hereafter mean the Loan Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Loan Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.
3.2    Representations and Warranties of Obligors. Each of the Obligors represents and warrants as follows:
(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(b)    This Amendment has been duly executed and delivered by such Obligor and constitutes such Obligor’s legal, valid and binding obligation, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.
(c)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Obligor of this Amendment that has not already been obtained or made.
(d)    The representations and warranties set forth in Section 9 of the Loan Agreement are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).
(e)    Immediately before and after giving effect to this Amendment, no event has or will have occurred and be continuing which constitutes a Default or an Event of Default.
3.3    Reaffirmation of Obligations. Each Obligor hereby ratifies the Loan Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Loan Agreement and the other Loan Documents applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.
3.4    Loan Document. This Amendment shall constitute a Loan Document under the terms of the Loan Agreement.
3.5    Expenses. The Borrowers agree to pay costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment pursuant to the terms of the Loan Agreement.
3.6    Further Assurances. The Obligors agree to promptly take such action, upon the request of the Agent, as is necessary to carry out the provisions of this Amendment.
3.7    Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.
3.8    Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment or any other document required to be delivered hereunder, by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. Without limiting the foregoing, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.
3.9    No Actions, Claims, Etc. As of the date hereof, each of the Obligors hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the

Agent, the Lenders, or the Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Loan Agreement on or prior to the date hereof.
3.10    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS.
3.11    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
3.12    Consent to Forum; Service of Process; Waiver of Jury Trial. The provisions set forth in Sections 14.15 and 14.16 of the Loan Agreement are hereby incorporated by reference, mutatis mutandis.

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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

OBLIGORS:	ADVANCED MICRO DEVICES, INC., a Delaware corporation

By:    /s/ Darla Smith
Name: Darla Smith
Title: CVP, CAO and Assistant Treasurer

AMD INTERNATIONAL SALES & SERVICE, LTD., a Delaware corporation

By:    /s/ Darla Smith
Name: Darla Smith
Title: Secretary and Treasurer

ATI TECHNOLOGIES ULC, an Alberta unlimited liability corporation

By:    /s/ Darla Smith
Name: Darla Smith
Title: VP and Treasurer

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AGENT AND LENDERS:	BANK OF AMERICA, N.A., as Agent and a Lender

By:    /s/ Ron Bornstein
Name: Ron Bornstein
Title: Senior Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:    /s/ Maria Quintanilla
Name: Maria Quintanilla
Title: Authorized Signatory

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BARCLAYS BANK PLC, as a Lender

By:    /s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President

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JPMORGAN CHASE BANK, N.A., as a Lender

By:    /s/ John G. Kowalczuk
Name: John G. Kowalczuk
Title: Executive Director

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:    /s/ Neil Otte
Name: Neil Otte
Title: BO

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MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:    /s/ Jonathan Kerner
Name: Jonathan Kerner
Title: Vice President

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DEUTSCHE BANK, AG NEW YORK BRANCH, as a Lender

By:    /s/ Anca Trifan
Name: Anca Trifan
Title: Managing Director

By:    /s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

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